Exhibit 3.39

State of California Bill Jones Secretary of State LIMITED LIABILITY COMPANY ARTICLES OF ORGANIZATION	File# 200013210185
FILED In the office of the Secretary of State of the State of California MAY 10 2000
A $70.00 filing fee must accompany this form.	BILL JONES, Secretary of State This Space For Filing Use Only
IMPORTANT – Read instructions before completing this form.

1. Name of the limited liability company (end the name with the words “Limited Liability Company,” “Ltd. Liability Co.,” or the abbreviations “LLC” or “L.L.C.”) Shea Otay Village 11, LLC

2.      The purpose of the limited liability company is to engage in any lawful act or activity for which a limited liability company may be organized under the Beverly-Killea limited liability company act.

3. Name the agent for service of process and check the appropriate provision below: Ronald L. Lakey which is
☒ an individual residing in California. Proceed to item 4. ☐ a corporation which has filed a certificate pursuant to section 1505. Proceed to item 5.
4. If an individual, California address of the agent for service of process: Address: 655 Brea Canyon Road City: Walnut State: CA Zip Code: 91788-0489
5. The limited liability company will be managed by: (check one) ☐ one manager ☐ more than one manager ☒ single member limited liability company ☐ all limited liability company members

6.      Other matters to be included in this certificate may be set forth on separate attached pages and are made a part of this certificate. Other matters may include the latest date on which the limited liability company is to dissolve.

7. Number of pages attached, if any: none
8. Type of business of the limited liability company. (For informational purposes only) Real Estate Development
9. DECLARATION: It is hereby declared that I am the person who executed this instrument, which execution is my act and deed.

Edward S. Merrill
Signature of Organizer	Type or Print Name of Organizer

May 9, 2000
Date

10. RETURN TO:
NAME
FIRM ADDRESS CITY/STATE
ZIP CODE

SEC/STATE (REV. 12/99)	FORM LLC-1 – FILING FEE $70.00 Approved by Secretary of State

State of California Bill Jones Secretary of State
LIMITED LIABILITY COMPANY – STATEMENT OF INFORMATION	FILED In the Office of the Secretary of State
Filing Fee – Please see information section	of the State of California
IMPORTANT – Read Instructions Before Completing This Form
1. LIMITED LIABILITY COMPANY NAME	JUL 14 2000
Shea Otay Village 11, LLC	BILL JONES, Secretary of State This Space For Filing Use Only

2. SECRETARY OF STATE FILE NUMBER 200013210185	3. JURISDICTION OF FORMATION California

4. STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE	CITY AND STATE	ZIP CODE
655 Brea Canyon Road	Walnut, CA	91788
5. STREET ADDRESS IN CALIFORNIA OF OFFICE WHERE RECORDS ARE MAINTAINED (FOR DOMESTIC ONLY) CITY		ZIP CODE
655 Brea Canyon Road	Walnut	CA 91788
6. CHECK THE APPROPRIATE PROVISION BELOW AND NAME THE AGENT FOR SERVICE OF PROCESS:
☒ AN INDIVIDUAL RESIDING IN CALIFORNIA.
☐ A CORPORATION WHICH HAS FILED A CERTIFICATE PURSUANT TO SECTION 1505 OF THE CALIFORNIA CORPORATIONS CODE.
AGENT’S NAME: Ronald L. Lakey
7. ADDRESS OF THE AGENT FOR SERVICE OF PROCESS IN CALIFORNIA, IF AN INDIVIDUAL	CITY	ZIP CODE
655 Brea Canyon Road	Walnut	CA 91788
8. DESCRIBE TYPE OF BUSINESS OF THE LIMITED LIABILITY COMPANY. Real Estate Development

LIST THE NAME AND COMPLETE ADDRESS OF ANY MANAGER OR MANAGERS, OR IF NONE HAVE BEEN APPOINTED OR ELECTED, PROVIDE THE NAME AND ADDRESS OF EACH MEMBER AND CHIEF EXECUTIVE OFFICER (CEO), IF ANY. (CHECK THE APPROPRIATE DESIGNATION). ATTACH ADDITIONAL PAGES IF NECESSARY.

9. NAME Shea Homes Limited Partnership		☐ MANAGER
ADDRESS 655 Brea Canyon Road		☒ MEMBER
CITY Walnut	STATE CA ZIP 91788	☐ CEO, IF ANY
10. NAME ADDRESS CITY	STATE ZIP	☐ MANAGER ☐ MEMBER ☐ CEO, IF ANY

11. NUMBER OF PAGES ATTACHED, IF ANY.

12. I DECLARE THAT THIS STATEMENT IS TRUE, CORRECT, AND COMPLETE.

7-11-00 DATE
SIGNATURE OF INDIVIDUAL AUTHORIZED TO SIGN

Ronald L. Lakey, Vice President of JF Shea Co, Inc., General Partner of Shea Homes Limited Partnership
TYPE OR PRINT NAME AND TITLE OF PERSON SIGNING
DUE DATE: AUG 10 2000
SEC/STATE FORM LLC-12 (REV. 11/99)	APPROVED BY SECRETARY OF STATE

State of California Bill Jones Secretary of State	FILED In the Office of the Secretary of State of the State of California
LIMITED LIABILITY COMPANY – STATEMENT OF INFORMATION
Filing Fee $20.00 – If Amendment, See Instructions	JUN 28 2002
IMPORTANT- Read Instructions Before Completing This Form	BILL JONES, Secretary of State This Space For Filing Use Only
1. LIMITED LIABILITY COMPANY NAME: (Do not alter if name is preprinted.) Shea Otay Village 11, LLC

2. SECRETARY OF STATE FILE NUMBER 200013210185	3. STATE OR PLACE OF ORGANIZATION California

4. PRINCIPAL EXECUTIVE OFFICE STREET ADDRESS 655 Brea Canyon Road CITY Walnut	STATE CA	ZIP CODE 91788
5. CALIFORNIA OFFICE WHERE RECORDS ARE MAINTAINED (FOR DOMESTIC ONLY) STREET ADDRESS 655 Brea Canyon Road
CITY Walnut	STATE CA	ZIP CODE 91788
6. CHECK THE APPROPRIATE PROVISION BELOW AND NAME THE AGENT FOR SERVICE OF PROCESS
☒ AN INDIVIDUAL RESIDING IN CALIFORNIA.
☐ A CORPORATION WHICH HAS FILED A CERTIFICATE PURSUANT TO CALIFORNIA CORPORATIONS CODE SECTION 1505.
AGENT’S NAME: Max B. Johnson
7. ADDRESS OF THE AGENT FOR SERVICE OF PROCESS IN CALIFORNIA IF AN INDIVIDUAL ADDRESS 655 Brea Canyon Road
CITY Walnut	STATE CA	ZIP CODE 91788
8. DESCRIBE TYPE OF BUSINESS OF THE LIMITED LIABILITY COMPANY. Real estate development
9. LIST THE NAME AND COMPLETE ADDRESS OF ANY MANAGER OR MANAGERS, OR IF NONE HAVE BEEN APPOINTED OR ELECTED, PROVIDE THE NAME AND ADDRESS OF EACH MEMBER. ATTACH ADDITIONAL PAGES, IF NECESSARY.
9a. NAME Shea Homes Limited Partnership ADDRESS 655 Brea Canyon Road CITY Walnut,	STATE CA	ZIP CODE 91788
9b. NAME ADDRESS CITY	STATE	ZIP CODE
9c. NAME ADDRESS CITY	STATE	ZIP CODE
10. CHIEF EXECUTIVE OFFICER (CEO), IF ANY
NAME ADDRESS CITY	STATE	ZIP CODE
11. NUMBER OF PAGES ATTACHED, IF ANY:
12. THIS STATEMENT IS TRUE, CORRECT, AND COMPLETE.

see attached			6/7/02
TYPE OR PRINT NAME OF PERSON COMPLETING FORM	SIGNATURE	TITLE	DATE

64
DUE DATE:
SEC/STATE FORM LLC-12 (REV. 10/2001)	APPROVED BY SECRETARY OF STATE

SHEA OTAY VILLAGE 11, LLC, a California limited liability company

By:	Shea Homes Limited Partnership, a California limited partnership corporation
Its:	Sole Member

	By:	J.F. Shea Co., Inc, a Nevada corporation
	Its:	General Partner

By:
Max B. Johnson
		Its:	Vice President

State of California Kevin Shelley Secretary of State

LIMITED LIABILITY COMPANY – STATEMENT OF INFORMATION

Filing Fee $20.00 – If Amendment, See Instructions

IMPORTANT - Read Instructions Before Completing This Form

1. LIMITED LIABILITY COMPANY NAME: (Do not alter if name is preprinted.)

SHEA OTAY VILLAGE 11, LLC 655 BREA CANYON ROAD 3458 WALNUT CA 91788

This Space For Filing Use Only

☒ IF THERE HAS BEEN NO CHANGE IN ANY OF THE INFORMATION CONTAINED IN THE LAST STATEMENT OF INFORMATION ON FILE WITH THE CALIFORNIA SECRETARY OF STATE, CHECK THE BOX AND PROCEED TO ITEM 12.
2. SECRETARY OF STATE FILE NUMBER 200013210185	3. STATE OR PLACE OF ORGANIZATION CA

4.	PRINCIPAL EXECUTIVE OFFICE

STREET ADDRESS

	CITY	STATE	ZIP CODE

5.	CALIFORNIA OFFICE WHERE RECORDS ARE MAINTAINED (FOR DOMESTIC ONLY)

STREET ADDRESS

	CITY	STATE CA	ZIP CODE

6.	CHECK THE APPROPRIATE PROVISION BELOW AND NAME THE AGENT FOR SERVICE OF PROCESS

☐	AN INDIVIDUAL RESIDING IN CALIFORNIA.

☐	A CORPORATION WHICH HAS FILED A CERTIFICATE PURSUANT TO CALIFORNIA CORPORATIONS CODE SECTION 1505.

AGENT’S NAME:

7.	ADDRESS OF THE AGENT FOR SERVICE OF PROCESS IN CALIFORNIA, IF AN INDIVIDUAL

ADDRESS

	CITY	STATE CA	ZIP CODE

8.	DESCRIBE TYPE OF BUSINESS OF THE LIMITED LIABILITY COMPANY.

9.	LIST THE NAME AND COMPLETE ADDRESS OF ANY MANAGER OR MANAGERS, OR IF NONE HAVE BEEN APPOINTED OR ELECTED, PROVIDE THE NAME AND ADDRESS OF EACH MEMBER. ATTACH ADDITIONAL PAGES, IF NECESSARY.

a.	NAME
ADDRESS
	CITY	STATE	ZIP CODE

b.	NAME
ADDRESS
	CITY	STATE	ZIP CODE

c.	NAME
ADDRESS
	CITY	STATE	ZIP CODE

10.	CHIEF EXECUTIVE OFFICER (CEO), IF ANY:
NAME
ADDRESS
	CITY	STATE	ZIP CODE

11.	NUMBER OF PAGES ATTACHED, IF ANY:

12.	THIS STATEMENT IS TRUE, CORRECT, AND COMPLETE.

	Max B. Johnson		Vice President	3/16/2004
	TYPE OR PRINT NAME OF PERSON COMPLETING FORM	SIGNATURE	TITLE	DATE

DUE DATE: 05/31/2004
SEC/STATE FORM LLC-12R (REV. 01/03/03)	APPROVED BY SECRETARY OF STATE

State of California Secretary of State STATEMENT OF INFORMATION (Limited Liability Company)	L

Filing Fee $20.00. If amendment, see instructions.		FILED in the office of the Secretary of State of the State of California MAR 15 2006
IMPORTANT —READ INSTRUCTIONS BEFORE COMPLETING THIS FORM
1. LIMITED LIABILITY COMPANY NAME (Please do not alter if name is preprinted.)

200013210185 SHEA OTAY VILLAGE 11, LLC 655 BREA CANYON ROAD WALNUT CA 91788

This Space For Filing Use Only

DUE DATE: 05/31/2006
FILE NUMBER AND STATE OR PLACE OF ORGANIZATION
2. SECRETARY OF STATE FILE NUMBER	3. STATE OR PLACE OF ORGANIZATION
200013210185	CA

NO CHANGE STATEMENT
☒	If there has been no change in any of the information contained in the last Statement of Information filed with the Secretary of State, check the box and proceed to Item 13.

If there have been any changes to the information contained in the last Statement of Information filed, or no Statement of Information has been previously filed, this form must be completed in its entirety.

COMPLETE ADDRESSES FOR THE FOLLOWING (Do not abbreviate the name of the city. Items 4 and 5 cannot be P.O. Boxes.)
4.	STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE	CITY AND STATE	ZIP CODE

5.	CALIFORNIA OFFICE WHERE RECORDS ARE MAINTAINED (DOMESTIC ONLY)	CITY	STATE CA	ZIP CODE

NAME AND COMPLETE ADDRESS OF THE CHIEF EXECUTIVE OFFICER, IF ANY

6.	NAME	ADDRESS	CITY AND STATE	ZIP CODE

NAME AND COMPLETE ADDRESS OF ANY MANAGER OR MANAGERS, OR IF NONE HAVE BEEN APPOINTED OR ELECTED, PROVIDE THE NAME AND ADDRESS OF EACH MEMBER (Attach additional pages, if necessary.)

7.	NAME	ADDRESS	CITY AND STATE	ZIP CODE

8.	NAME	ADDRESS	CITY AND STATE	ZIP CODE

9.	NAME	ADDRESS	CITY AND STATE	ZIP CODE

AGENT FOR SERVICE OF PROCESS (If the agent is an individual, the agent must reside in California and Item 11 must be completed with a California address. If the agent is a corporation, the agent must have on file with the California Secretary of State a certificate pursuant to Corporations Code section 1505 and Item 11 must be left blank.)

10.	NAME OF AGENT FOR SERVICE OF PROCESS
11.	ADDRESS OF AGENT FOR SERVICE OF PROCESS IN CALIFORNIA, IF AN INDIVIDUAL	CITY	STATE CA	ZIP CODE
TYPE OF BUSINESS

12.	DESCRIBE THE TYPE OF BUSINESS OF THE LIMITED LIABILITY COMPANY

13.	THE INFORMATION CONTAINED HEREIN IS TRUE AND CORRECT.

	Max B. Johnson		Vice President	3/7/06
	TYPE OR PRINT NAME OF PERSON COMPLETING FORM	SIGNATURE	TITLE	DATE

LLC-12R (REV 05/2005)	APPROVED BY SECRETARY OF STATE

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